BRIDGEWAY FUNDS, INC.
ARTICLES SUPPLEMENTARY

      Bridgeway Funds, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

	FIRST: Pursuant to the discretionary authority expressly vested in the Board of Directors of the Corporation by the Charter of the Corporation to classify and reclassify and issue any unissued shares of the Corporation's capital stock, the Board of Directors has duly designated and classified (i) eighty five million (85,000,000) of the authorized but unissued and undesignated shares of capital stock of the Corporation as shares of the Aggressive Investors 1 Fund,
Class N class of capital stock; (ii) ten million (10,000,000) of the authorized but unissued and undesignated shares of capital stock of the Corporation as shares of the Ultra-Small Company Fund, Class N class of capital stock; (iii) all of the authorized shares of the Large Cap Value Fund, Class N class of capital stock, all of which are unissued, into undesignated and unclassified shares of the capital stock of the Corporation; and (iv) all of the authorized shares of the Large Cap Value Fund, Class R class of capital stock, all of which are unissued, into undesignated and unclassified shares of the capital stock of the Corporation.

      SECOND: (a) Immediately prior to the filing of these Articles Supplementary, the Corporation's shares were classified and designated as follows:

Class                           Number of Shares Classified
                                And Designated
Aggressive Investors 1 Fund
Class N                           15,000,000

Aggressive Investors 2 Fund
Class N                          130,000,000

Ultra-Small Company Fund
Class N                           5,000,000

Ultra-Small Company Market
Fund
Class N                           100,000,000

Micro-Cap Limited Fund
Class N                           10,000,000

Small-Cap Growth Fund
Class N                          100,000,000


Small-Cap Growth Fund
Class R                          40,000,000

Small-Cap Value Fund
Class N                         100,000,000

Small-Cap Value Fund
Class R                           40,000,000

Large-Cap Growth Fund
Class N                         100,000,000

Large-Cap Growth Fund
Class R                          40,000,000

Large-Cap Value Fund
Class N                          100,000,000

Large-Cap Value Fund
Class R                          40,000,000

Blue-Chip 35 Index Fund
Class N                          130,000,000

Managed Volatility Fund
Class N                          50,000,000

Small-Cap Momentum Fund
Class N                          100,000,000

Omni Tax-Managed Small-Cap
Value Fund
Class N                          100,000,000

Omni Small-Cap Value Fund
Class N                          100,000,000

Undesignated                     700,000,000

      (b) Immediately after the filing of these Articles
Supplementary, the Corporation's shares will be classified and designated as follows:

Class

Number of Shares Classified
And Designated

Aggressive Investors 1 Fund
Class N                           100,000,000

Aggressive Investors 2 Fund
Class N                           130,000,000

Ultra-Small Company Fund
Class N                            15,000,000

Ultra-Small Company Market
Fund
Class N                            100,000,000

Micro-Cap Limited Fund
Class N                            10,000,000

Small-Cap Growth Fund
Class N                             100,000,000

Small-Cap Growth Fund
Class R                             40,000,000

Small-Cap Value Fund
Class N                            100,000,000

Small-Cap Value Fund
Class R                            40,000,000

Large-Cap Growth Fund
Class N                          100,000,000

Large-Cap Growth Fund
Class R                           40,000,000

Blue-Chip 35 Index Fund
Class N                           130,000,000

Managed Volatility Fund
Class N                           50,000,000

Small-Cap Momentum Fund
Class N                          100,000,000

Omni Tax-Managed Small-Cap
Value Fund
Class N                          100,000,000

Omni Small-Cap Value Fund
Class N                          100,000,000

Undesignated                     745,000,000


THIRD: Except as otherwise provided by the express provisions of these Articles Supplementary, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors of the Corporation to classify and reclassify and issue any unissued shares of the Corporation's capital stock and to fix or alter all terms thereof to the full extent provided by the Charter of the Corporation.

FOURTH: The Board of Directors of the Corporation, acting at a meeting duly called and held on February 10, 2012, duly authorized and adopted resolutions designating and classifying the capital stock as set forth in these Articles
Supplementary.



      IN WITNESS WHEREOF, Bridgeway Funds, Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its President and attested to by its Secretary on this 10th day of February, 2012; and its President acknowledges that these Articles Supplementary are the act of Bridgeway Funds, Inc., and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.



ATTEST:                               BRIDGEWAY FUNDS, INC.

/s/ Debbie Hanna                     /s/ Michael D. Mulcahy
Debbie Hanna, Secretary                 Michael D. Mulcahy,
President